SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                             SHOPPING SHERLOCK, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:
            --------------------------------------------------------------------

        (5) Total fee paid:
            --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
            --------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
            --------------------------------------------------------------------

        (3) Filing Party:
            --------------------------------------------------------------------

        (4) Date Filed:
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                             SHOPPING SHERLOCK, INC.
                          Two Union Square, Suite 4200
                                601 Union Street
                            Seattle, Washington 98101

               Telephone: (206) 652-3675 Facsimile: (206) 652-3676

                                                                  April 16, 2000


DEAR SHAREHOLDER:

     You are cordially invited to attend a Special Meeting of Shareholders of SHOPPING SHERLOCK, INC. (the "Company") to be held at 9:00 A.M. Pacific Daylight Time on Monday, May 2, 2000 at the principal office of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101.

     The sole item of business to be considered at the Special Meeting is to approve the amendment of the Company's Amended Articles of Incorporation to change the name of the Company to "ASPi Europe, Inc." More information concerning the business to be conducted at the Special Meeting is included in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed envelope. If you attend the Special Meeting, you shall, of course, have the right to vote in person.

     I look forward to greeting you personally and, on behalf of the Board of Directors and management, I would like to express our appreciation for your interest in Shopping Sherlock, Inc.

                                       Sincerely,


                                       /s/  Philip Garratt
                                       -----------------------------------------
                                       Philip Garratt, Chief Executive Officer

                             SHOPPING SHERLOCK, INC.
                          Two Union Square, Suite 4200
                                601 Union Street
                            Seattle, Washington 98101

                              ---------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MONDAY, MAY 2, 2000

     The Special Meeting of Shareholders (the "Special Meeting") of SHOPPING SHERLOCK, INC. (the "Company") will be held at 9:00 A.M. Pacific Daylight Time on Monday, May 2, 2000, at the principal office of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101, for the following purpose:

     1.  To  approve  the  amendment  of  the  Company's   Amended  Articles  of
     Incorporation to change the name of the Company to "ASPi Europe, Inc."

     Only shareholders of record at the close of business on Thursday, April 21, 2000 are entitled to notice of, and to vote at, the Special Meeting.

     Shareholders unable to attend the Special Meeting in person who wish to have their shares represented at the Special Meeting are required to read the enclosed Proxy Statement and then complete and deposit the accompanying Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company prior to the commencement of the Special Meeting. Shareholders who received the Proxy through an intermediary must delivery the Proxy in accordance with the instructions given by such intermediary.

                           By Order of the Board of Directors


                           /s/ Philip Garratt
                           ---------------------------------------
                           Philip Garratt, Chief Executive Officer

April 16, 2000

THE PROXY  STATEMENT  WHICH  ACCOMPANIES  THIS  NOTICE  OF  SPECIAL  MEETING  OF
SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                             SHOPPING SHERLOCK, INC.
                          Two Union Square, Suite 4200
                                601 Union Street
                            Seattle, Washington 98101

                               ------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                               -------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of SHOPPING SHERLOCK, INC. (the "Company") for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 9:00 A.M. Pacific Daylight Time on Monday, May 2, 2000, at the principal office of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101, and at any adjournments thereof, for the purpose of considering and voting upon the matter set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about April 20, 2000.

     The close of business on Thursday, April 21, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. As of the record date, there were 7,063,116 shares of the Company's common stock, with a par value of $0.001 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Special Meeting. There are no other classes of voting stock of the Company issued and outstanding.

     The presence, in person or by proxy, of the holders of one-third of the outstanding shares of the Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes shall be counted towards a quorum. If a quorum is not present or represented at the Special Meeting, the shareholders present at the Special Meeting or represented by proxy have the power to adjourn the Special Meeting from time to time, without notice other than an announcement at the Special Meeting, until a quorum is present or represented. At any such adjournment of the Special Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Special Meeting.

     The affirmative vote of at least 50.01% of the shares of Common Stock outstanding is required for approval of Proposal I. Abstentions shall have the same effect as a vote against the proposal and broker non-votes shall be disregarded.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, shall be voted at the Special Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES SHALL BE VOTED TO APPROVE THE AMENDMENT OF the Company's Amended Articles of Incorporation to change the name of the Company to "ASPI Europe, Inc." The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy by one of the following methods: (a) execution and submission of a revised Proxy, (b) written notice to Patrick McGrath, the Secretary of the Company, or (c) voting in person at the Special Meeting.

                                   PROPOSAL I

          TO APPROVE THE AMENDMENT OF THE COMPANY'S AMENDED ARTICLES OF
            INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "ASPI
                                 EUROPE, INC."

     The Board of Directors of the Company has unanimously approved and directed that there be submitted to shareholders for their approval the amendment of the Company's Amended Articles of Incorporation to change the name of the Company to "ASPi Europe, Inc." (the "Name Change Amendment"). To effect such a name change,
Article I of the Company's Amended Articles of Incorporation will be amended and restated in its entirety as follows:

                                   "ARTICLE I

                                Name and Address

     The name of the Corporation is "ASPi Europe, Inc." and its principal place of business is Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101."

     The Name Change Amendment, if approved by shareholders, will become effective on the date the Name Change Amendment is filed with the Secretary of State of Florida. The Company anticipates that the filing to effect the Name Change Amendment will be made as soon after the Special Meeting as practicable. Notwithstanding shareholder approval of the Name Change Amendment, the Board of Directors may at any time prior to filing the Name Change Amendment with the Secretary of State of Florida abandon changing the Company's name.

     The Board of Directors has determined that a change in the Company's name is advisable to better communicate the Company's change in its business focus and operations from website hosting, e-business services and e-commerce consumer product sales to information technology consulting and software.

     The change in name will not affect the validity of currently outstanding stock certificates. The Company's current shareholders will not be required to surrender or exchange any stock certificates that they now hold and should not send such certificates to the Company or its transfer agent.

                                 STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners

     As of Thursday, April 21, 2000 there were 7,063,116 shares of the Company's common stock issued and outstanding, and no shareholder of the Company beneficially owned more than five percent (5%) of its common stock.

Stock Ownership of Management

     As of Thursday, April 21, 2000, no director or executive officer of the Company beneficially owned any of its common stock.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Special Meeting. If any other matter is properly presented, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                             SOLICITATION OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular employees of the Company in person or by mail, telephone, telegraph, facsimile or messenger.

                              COST OF SOLICITATION

     The Company shall bear the costs of the solicitation of proxies from its shareholders. The Company has not incurred any expenses related to this proxy solicitation to date, and the Company anticipates it will not incur any material expenses in the future related to the solicitation of proxies from its shareholders. Directors, officers and employees of the Company shall not be compensated additionally for the solicitation of proxies for the Special Meeting, but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company which are intended to be presented by those shareholders at the next annual meeting must be received by the Company no later than Monday, April 24, 2000 in order to have them included in the Proxy Statement and form of proxy relating to that annual meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Philip Garratt
                                  ----------------------------------------------
                                  Philip Garratt, Chief Executive Officer

                                  April 16, 2000

                             SHOPPING SHERLOCK, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 16, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SHOPPING SHERLOCK, INC. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE CHOICE SPECIFIED BELOW.

The undersigned shareholder of Shopping Sherlock, Inc. (the "Company") hereby appoints Philip Garratt and Patrick McGrath, and each of them, the true and lawful attorneys, agents and proxies of the undersigned with full powers of substitution and resubstitution for and in the name of the undersigned, each to vote all of the shares of the Company's common stock which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at 9:00 A.M. Pacific Daylight Time on Monday, May 2, 2000 at the principal office of the Company at Two Union Square, Suite 4200, 601 Union Street, Seattle, Washington 98101, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                              FOR       AGAINST     ABSTAIN
  1.  To approve the amendment of            [   ]       [   ]       [   ]
      the Company's Amended Articles
      of Incorporation to change the
      name of the Company to "ASPi Europe, Inc."

THIS PROXY SHALL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR THE ABOVE PROPOSAL, THIS PROXY SHALL BE VOTED FOR APPROVAL OF THE PROPOSAL.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated ---------------, 2000.



---------------------------                          ------------------------
(Signature)                                                   (Date)

---------------------------
(Signature if jointly held)

---------------------------
(Printed name(s))

Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.